March 26, 2024 Progress Financial Results Q1 2024 Supplemental Data

2© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Forward Looking Statements This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s business outlook (including future acquisition activity) and financial guidance. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: (i) economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price; (ii) our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses; (iii) we may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts; (iv) if the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors or zero-day vulnerabilities, we may experience reputational harm, legal claims and financial exposure; (v) the results of inquiries, investigations and legal claims regarding the MOVEit Vulnerability remain uncertain and the ultimate resolution of these matters could result in losses that may be material to our financial results for a particular period; and (vi) our acquisitions may not be successful or may involve unanticipated costs or other integration issues that could disrupt our existing operations. For further information regarding risks and uncertainties associated with Progress' business, please refer to Progress' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2023. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. Non-GAAP Financial Measures We refer to certain non-GAAP financial measures in this presentation, including but not limited to, non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow, annual recurring revenue ("ARR"), Net Retention Rate ("NRR"), and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles (“GAAP”). Please see "Important Information Regarding Non-GAAP Financial Information" below for additional information. A reconciliation between non-GAAP measures and the most directly comparable GAAP measures appears in our earnings press release for the fiscal quarter ended February 29, 2024, which is furnished on a Form 8-K concurrently with this presentation and is available in the Investor Relations section of our website.

3© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Conference Call Details Please note: Webcast is listen-only. What: When: Time: To register for the Live Call: Live / Recorded Webcast: Progress Fiscal Q1 2024 Financial Results Tuesday, March 26, 2024 5:00 p.m. ET https://register.vevent.com/register/BI87e8a75fdf654aaf8e91ad2419ee7625 https://edge.media-server.com/mmc/p/agraecam

4© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.© 2024 Progress Software Corpora ion and/or its subsidiaries or affiliates. All ights reserved. Summary Highlights Q1 2024 • Revenues of $185M, up 11% (y/y, constant currency), above high end of guidance. • ARR: $571M, up 0.2% (y/y, constant currency); NRR 99%. • Operating margins strong at 42%; adjusted Free Cash Flow $72M. • EPS: $1.25, above high end of guidance of $1.12 - $1.16. • Strong Balance Sheet: DSO 50; net leverage ~2.0x, $900M untapped revolver* • FY24 guidance: • Revenue of $722M - $732M • EPS of $4.65 - $4.75 (up from $4.58 -$4.68) • 2Q’24 guidance: • Revenue $166M - $170M • EPS $0.93 - $0.97. All figures presented are non-GAAP. Definitions of non-GAAP financial measures (including ARR and NRR) can be found in "Important Information Regarding Non-GAAP Financial Information". * New amended credit facility closed in early March. Revenue above guidance; EPS ahead of estimates; Strong AFCF and Balance Sheet

5© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Annualized Recurring Revenue Trend All periods reported in constant currency, using current year budgeted exchange rates ARR growth = 0.2% year-over-year + Net Retention Rate between 99%-102% = Predictable and durable top line performance ** Q1 2023 includes an adjustment to eliminate approximately $4 million of ARR associated with contracts booked by MarkLogic prior to the acquisition. This adjustment was previously reported in Q2 2023.

6© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Driving Total Growth Revenue CAGR of 11% 2019 – 2024(F)* * Represents the mid-point of our FY’24 guidance range

7© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Operating Income CAGR of 12% 2019 – 2024(F)* Best-in-class non-GAAP operating margins consistently above 35% * Represents the mid-point of our FY’24 guidance range Growing Profitability

8© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Unlevered AFCF CAGR of 11% 2019 – 2024(F)* * Adjusted free cash flow represents the mid-point of our FY’24 guidance range Unlevered Free Cash Flow

9© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Capital Allocation Strategy PRIMARY FOCUS Continue to prioritize accretive M&A opportunities that meet our disciplined criteria to create the strongest returns. Repurchase shares to offset dilution from our equity programs. • Management has flexibility to increase, reduce, or suspend repurchases depending on market conditions and other considerations including size and timing of proposed M&A. We currently have $171M remaining under our share repurchase authorization. Continue returning capital to shareholders in the form of dividends.

Well Defined M&A Framework



End Market Alignment	▪ Cast a wide net across infrastructure software and all aspects of the development lifecycle ▪ Tight alignment increases synergy potential
Appropriate Sizing	▪ ~10-25% of current Progress revenues ▪ Can be financed and integrated efficiently
Financial Characteristics	▪ High recurring revenue and customer retention ▪ Potential to achieve operational efficiency
ROIC > WACC	▪ Focused on sustained returns, accretive

Progress

© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

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11© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Summary Q1 2024 Financial Results Q1 2024 Results Prior Q1 2024 Outlook (provided on Jan 16, 2024) Revenue $185M $180M - $184M GAAP earnings per share (Diluted) $0.51 $0.38 - $0.42 Non-GAAP earnings per share (Diluted) $1.25 $1.12- $1.16 GAAP Operating Margin 19% Not guided Non-GAAP Operating Margin 42% Not guided Adjusted Free Cash Flow (non-GAAP) $72M Not guided

12© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Business Outlook (as of March 26, 2024) Q2 2024 Current Outlook FY 2024 Prior Outlook (as of January 16, 2024) FY 2024 Updated Outlook Revenue $166M - $170M $722M - $732M Unchanged GAAP EPS $0.22 - $0.26 $1.94 - $2.06 Unchanged Non-GAAP EPS $0.93 - $0.97 $4.58 - $4.68 $4.65 - $4.75 GAAP Operating Margin Not guided 19% - 20% Unchanged Non-GAAP Operating Margin Not guided 39% - 40% Unchanged Cash from Operations (GAAP) Not guided $202M - $212M $205M - $215M Adjusted Free Cash Flow (Non-GAAP) Not guided $202M - $212M $205M - $215M GAAP Effective Tax Rate Not guided 21% 20% Non-GAAP Effective Tax Rate Not guided 20% Unchanged

Supplemental Financial Information

ARR Exchange Rate Comparison – 2023 by Quarter

ARR is presented in constant currency, using our current year budgeted exchange rates

"ARR at FY23 Rates" *represents* results reported translated using our FY23 budgeted exchange rates

"ARR at FY24 Rates" *represents* those same results translated using our FY24 budgeted exchange rates



ARR at FY24 Rates
ARR at FY23 Rates
$570
$565
$574
$569
$581
$577
$578
$574
Q1 '23
Q2 '23
Q3 '23
Q4 '23

** Q1 2023 includes an adjustment to eliminate approximately $4 million of ARR associated with contracts booked by MarkLogic prior to the acquisition. This adjustment was previously reported in Q2 2023.

Progress

© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

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15© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. ARR Exchange Rate Comparison – 2020-2023 ARR is presented in constant currency, using our current year budgeted exchange rates “ARR at FY23 Rates” represents results reported translated using our FY23 budgeted exchange rates “ARR at FY24 Rates” represents those same results translated using our FY24 budgeted exchange rates

16© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited) Quarterly Revenue by Region and by Type (GAAP) (in thousands) Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Revenue by Type License 57,568 56,407 50,544 56,270 64,100 Maintenance 92,513 102,240 105,164 101,584 102,025 Services 14,145 19,604 19,284 19,116 18,560 Total Revenue $ 164,226 $ 178,251 $ 174,992 $ 176,970 $ 184,685 Revenue by Region North America 98,828 105,732 101,923 105,187 107,282 EMEA 53,405 56,185 56,779 56,493 63,087 Latin America 4,189 4,790 6,318 5,815 4,668 Asia Pacific 7,804 11,544 9,972 9,475 9,648 Total Revenue $ 164,226 $ 178,251 $ 174,992 $ 176,970 $ 184,685

17© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Progress furnishes certain non-GAAP supplemental information to our financial results. We use such non-GAAP financial measures to evaluate our period-over-period operating performance because our management team believes that by excluding the effects of certain GAAP-related items that in their opinion do not reflect the ordinary earnings of our operations, such information helps to illustrate underlying trends in our business and provides us with a more comparable measure of our continuing business, as well as greater understanding of the results from the primary operations of our business. Management also uses such non-GAAP financial measures to establish budgets and operational goals, evaluate performance, and allocate resources. In addition, the compensation of our executives and non-executive employees is based in part on the performance of our business as evaluated by such non-GAAP financial measures. We believe these non-GAAP financial measures enhance investors’ overall understanding of our current financial performance and our prospects for the future by: (i) providing more transparency for certain financial measures, (ii) presenting disclosure that helps investors understand how we plan and measure the performance of our business, (iii) affords a view of our operating results that may be more easily compared to our peer companies, and (iv) enables investors to consider our operating results on both a GAAP and non-GAAP basis (including following the integration period of our prior and proposed acquisitions). However, this non-GAAP information is not in accordance with, or an alternative to, generally accepted accounting principles in the United States (“GAAP”) and should be considered in conjunction with our GAAP results as the items excluded from the non-GAAP information may have a material impact on Progress’ financial results. A reconciliation between non-GAAP measures and the most directly comparable GAAP measures appears in our earnings press release for the fiscal quarter ended November 30, 2023, which is furnished on a Form 8-K concurrently with this presentation and is available on the Progress website at www.progress.com within the investor relations section. In this presentation, we may reference the following non-GAAP financial measures: • Acquisition-related revenue - We include acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue that would have been recognized prior to our adoption of Accounting Standards Update No. 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (“ASU 2021-08”) during the fourth quarter of fiscal year 2021. The acquisition-related revenue in our prior period results relates to Chef Software, Inc. which we acquired on October 5, 2020. Since GAAP accounting required the elimination of this revenue prior to the adoption of ASU 2021-08, GAAP results alone do not fully capture all of our economic activities. We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business because, although we cannot be certain that customers will renew their contracts, we have historically experienced high renewal rates on maintenance and support agreements and other customer contracts. Upon our adoption of ASU 2021-08, this adjustment is no longer applicable to subsequent acquisitions. • Amortization of acquired intangibles - We exclude amortization of acquired intangibles because those expenses are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired. • Stock-based compensation - We exclude stock-based compensation to be consistent with the way management and, in our view, the overall financial community evaluates our performance and the methods used by analysts to calculate consensus estimates. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, we do not include these charges in operating plans. • Restructuring expenses and other - In all periods presented, we exclude restructuring expenses incurred because those expenses distort trends and are not part of our core operating results. • Acquisition-related expenses - We exclude acquisition-related expenses in order to provide a more meaningful comparison of the financial results to our historical operations and forward-looking guidance and the financial results of less acquisitive peer companies. We consider these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, we do not consider these acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity and/or volume of past acquisitions, which often drives the magnitude of acquisition-related costs, may not be indicative of the size, complexity and/or volume of future acquisitions. Important Information Regarding Non-GAAP Financial Information

18© 2024 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Important Information Regarding Non-GAAP Financial Information • Cyber incident and vulnerability response expenses, net • November 2022 Cyber Incident - We exclude certain expenses resulting from the detection of irregular activity on certain portions of our corporate network, as more thoroughly described in the Form 8-K that we filed on December 19, 2022. • MOVEit Vulnerability - We exclude certain expenses resulting from the zero-day MOVEit Vulnerability, as more thoroughly described in our filings with the Securities and Exchange Commission since June 5, 2023, including our Form 10-K for the fiscal year ended November 30, 2023. Expenses include costs to investigate and remediate these cyber related matters, as well as legal and other professional services related thereto. Expenses related to such cyber matters are provided net of expected insurance recoveries, although the timing of recognizing insurance recoveries may differ from the timing of recognizing the associated expenses. Costs associated with the enhancement of our cybersecurity program are not included within this adjustment. We expect to continue to incur legal and other professional services expenses in future periods associated with the MOVEit Vulnerability. We do not expect to incur additional costs associated with the November 2022 Cyber Incident as the investigation is closed. Expenses related to such cyber matters are expected to result in operating expenses that would not have otherwise been incurred in the normal course of business operations. We believe that excluding these costs facilitates a more meaningful evaluation of our operating performance and comparisons to our past operating performance. • Provision for income taxes - We adjust our income tax provision by excluding the tax impact of the non-GAAP adjustments discussed above. • Constant currency - Revenue from our international operations has historically represented a substantial portion of our total revenue. As a result, our revenue results have been impacted, and we expect will continue to be impacted, by fluctuations in foreign currency exchange rates. As exchange rates are an important factor in understanding period-to-period comparisons, we present revenue growth rates on a constant currency basis, which helps improve the understanding of our revenue results and our performance in comparison to prior periods. The constant currency information presented is calculated by translating current period results using prior period weighted average foreign currency exchange rates. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP. • Annualized Recurring Revenue ("ARR") - We provide an ARR performance metric to help investors better understand and assess the performance of our business because our mix of revenue generated from recurring sources has increased in recent years and comprises the vast majority of our total revenue. ARR represents the annualized contract value for all active and contractually binding term-based contracts at the end of a reporting period. ARR includes maintenance, software upgrade rights, public cloud and on-premises subscription-based transactions and managed services. ARR does not have any standardized meaning and is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with, or to replace, either of those items. ARR is not a forecast and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. • Net Retention Rate - We calculate net retention rate as of a period end by starting with the ARR from the cohort of all customers as of 12 months prior to such period end ("Prior Period ARR"). We then calculate the ARR from these same customers as of the current period end ("Current Period ARR"). Current Period ARR includes any expansion and is net of contraction or attrition over the last 12 months but excludes ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the net retention rate. Net retention rate is not calculated in accordance with GAAP. • We also provide guidance on adjusted free cash flow, which is equal to cash flows from operating activities less purchases of property and equipment, plus restructuring payments.